                                                                      Exhibit 4

                           WAIVER AND NINTH AMENDMENT
                           --------------------------

                                 March 7, 1995


Citibank, N.A., as Agent
c/o Citicorp North America, Inc.
1400 Trammell Crow Center
2001 Ross Avenue
Dallas, TX  75201
Attention: Mr. Richard J. Sirchio
      RE:  Waiver and Ninth Amendment
           --------------------------
Ladies and Gentlemen:

           Reference is made to the Amended and Restated Credit Agreement among Continental Medical Systems, Inc., a Delaware corporation ("Borrower"), the Lenders from time to time party thereto (the "Lenders"), NationsBank of Tennessee, N.A., a national banking association, successor by assignment to Maryland National Bank, as Co-Agent, and Citibank, N.A., a national banking association, as Agent ("Agent"), dated as of August 28, 1991, as amended as of December 31, 1991, March 31, 1992, July 8, 1992, September 23, 1992, February 26, 1993, March 26, 1993, December 10, 1993 and June 17, 1994 (the "Credit
Agreement"). Unless otherwise defined herein, terms are used herein as defined in the Credit Agreement.

           The purpose of this letter is to request the agreement of Agent and the Majority Lenders to waive the condition set forth in Section 6.20(c)(i)(B) of the Credit Agreement (for fiscal quarters beginning after December 31, 1994) and to amend Section 6.20(c)(iii)(A) of the Credit Agreement in connection with Borrower's purchase from time to time after the date hereof of Debt outstanding under the Subordinate Debt Indentures. To date, Borrower has spent an aggregate of approximately $64.35 million to repurchase approximately $71.9 million principal amount of such Debt (including approximately $19.5 million spent during the current fiscal quarter) in accordance with Section 6.20 of the Credit Agreement.

           The amendment requested for Section 6.20(c)(iii)(A) of the Credit Agreement is that the ratio in such section be changed from "0.75 to 1.00" to "1.15 to 1.00". In addition, the Credit Agreement would be further amended to provide for a related amendment fee by adding a new Section 2.03(i) to read as follows:

           (i) The Borrower agrees to pay to Agent, for the account of each Lender who executes the Ninth Amendment to this Agreement, an amendment fee equal to 0.075% times the amount of such Lender's Specified Percentage of the Commitment as of the date of the Ninth Amendment to this Agreement, payable on or before August 31, 1995, unless on or before such date each Lender (or its assignee pursuant to Section 9.04(a) hereof) consents in writing to an extension of the Conversion Date for at least one year. The Borrower acknowledges that the Lenders have no obligation to consent to any such extension.
           In order to induce Agent and the Lenders to agree to such waiver and amendments, Borrower hereby represents and warrants that (a) there exists no Default or Event of Default under the Credit Agreement on the date hereof, (b) the representations and warranties set forth in Article V of the Credit Agreement are true and correct on the date hereof, and (c) Borrower has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof.

           Borrower also agrees that such waiver shall extend only to the requirements of the Credit Agreement to the limited extent expressly provided herein and shall not be deemed to extend to any other or additional state of facts or circumstance or any other covenant, obligation, representation or warranty of any party to the Credit Agreement or the other Loan Papers. Borrower also agrees that, except as waived and amended hereby, the Credit Agreement and the other Loan Papers, and each term, condition, covenant, obligation, representation and warranty thereunder, shall otherwise be and remain in full force and effect.

           Borrower and, by their signatures, Agent and the Lenders acknowledge and agree (a) that this letter embodies the entire agreement of the parties, may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements, and supersedes any prior agreements or understandings, with respect to the subject matter hereof and (b) that the waiver and amendments requested hereby shall be governed by and construed in accordance with the laws of the State of New York and the United States of America.

           We ask Agent and the Lenders to confirm their agreement to the waiver and amendments requested hereby by signing the enclosed counterparts of this letter in the space provided below, such waiver and amendments to be effective when signed by the Majority Lenders and consented to by the Subsidiary Guarantors and Borrowing Subsidiaries listed on the consent and agreement attached hereto.

                                           Sincerely,
                                           CONTINENTAL MEDICAL SYSTEMS, INC., a
                                           Delaware corporation

                                           By:
                                                 Dennis L. Lehman,
                                                 Senior Vice President
WAIVER GRANTED AND AMENDMENT AGREED TO:
Agent:
CITIBANK, N.A., as Agent                         Dated:  March 7, 1995


By: /s/ Barbara A. Cohen
   ------------------------------------
             Barbara A. Cohen
      Title: Vice President

Lenders:
CITIBANK, N.A., individually                     Dated:  March 7, 1995

By: /s/ Barbara A. Cohen
   ------------------------------------
             Barbara A. Cohen
      Title: Vice President

NATIONSBANK OF TENNESSEE, N.A.                   Dated:  March 8, 1995
(formerly known as Sovran
Bank/Tennessee)

By: /s/ Patrick J. Neal
   ------------------------------------
             Patrick J. Neal
      Title: Assistant Vice President

                      [SIGNATURES CONTINUED ON NEXT PAGE]



MELLON BANK, N.A.                                Dated:  March 8, 1995


By: /s/ Daniel T. Weick
   ------------------------------------
             Daniel T. Weick
      Title: Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION                   Dated:  March 7, 1995
(formerly known as Pittsburgh
National Bank)

By: /s/ Robert J. Courie
   ------------------------------------
             Robert J. Courie
      Title: Commercial Banking Officer

THE BANK OF CALIFORNIA, N.A.                     Dated:  March 7, 1995

By: /s/ Albert W. Kelley
   ------------------------------------
             Albert W. Kelley
      Title: Vice President

THE CHASE MANHATTAN BANK, N.A.                   Dated:  March 7, 1995

By: /s/ Nina W. Lihn
   ------------------------------------
             Nina W. Lihn
      Title: Managing Director

CORESTATES BANK, N.A.                            Dated:  March 7, 1995

By: /s/ Paul Hogan
   ----------------------------------
             Paul Hogan
      Title: Assistant Vice President

                             CONSENT AND AGREEMENT

           The undersigned, being Subsidiary Guarantors and Borrowing Subsidiaries (each as defined in the Credit Agreement), hereby consent and agree, as of March 7, 1995, to the foregoing Waiver and Ninth Amendment to the Credit Agreement and hereby confirm their respective guarantees and grants of security interests and other obligations under the Loan Papers (as defined in the Credit Agreement), which shall remain in full force and effect and be applicable to the Credit Agreement and the Loan Papers, as waived and amended by the foregoing Waiver and Ninth Amendment.

      APCO MEDICAL LABORATORIES, INC.
      BATON ROUGE REHAB, INC.
      BRAINTREE REHABILITATION VENTURES,
         INC.
      CENTRAL ARIZONA REHABILITATION
         HOSPITAL, INC.
      CENTRAL ARKANSAS OUTPATIENT CENTERS,
         INC.
      CHICO REHABILITATION HOSPITAL, INC.
      CLEAR LAKE REHABILITATION HOSPITAL,
         INC.
      CMS ADMINISTRATIVE SERVICES, INC.
         (formerly Capital Rehabilitation
         Hospital, Inc.) (formerly New London
         Rehabilitation Hospital, Inc.)
      CMS ALEXANDRIA REHABILITATION, INC.
      CMS BATON ROUGE REHABILITATION, INC.
      CMS BEAUMONT REHABILITATION, INC.
      CMS CONTRA COSTA CLINIC, INC. (formerly
         Unit Management Group, Inc., formerly
         Northeast Wisconsin Rehabilitation
         Hospital, Inc.)
      CMS DENVER REHABILITATION, INC.
      CMS DEVELOPMENT AND MANAGEMENT
         COMPANY, INC.
      CMS ELIZABETHTOWN, INC.
      CMS FAYETTEVILLE REHABILITATION, INC.
      CMS FORT WORTH REHABILITATION, INC.
      CMS FRESNO REHABILITATION, INC.
      CMS HOUSTON REHABILITATION, INC.
      CMS KANSAS CITY REHABILITATION, INC.
      CMS OF OHIO, INC.
      CMS OUTPATIENT CENTERS OF NORTH TEXAS,
         INC.
      CMS OUTPATIENT CENTERS OF SOUTH TEXAS,
         INC.
      CMS OUTPATIENT REHABILITATION SERVICES,
         INC. (formerly Fairfield
         Rehabilitation Hospital, Inc.)
      CMS PENNSYLVANIA, INC.
         (formerly CMS Pennsylvania
         Rehabilitation, Inc.)
      CMS REHABILITATION CENTER OF HIALEAH,
         INC.
      CMS RUSTON REHABILITATION, INC.
      CMS SAN DIEGO REHAB, INC.
      CMS SHERWOOD REHABILITATION, INC.

      CMS SOUTH MIAMI REHAB, INC.
      CMS SPORTSMED CLINIC, INC.
         (formerly CMS Los Gatos, Inc.)
      CMS THERAPIES, INC. (formerly Premier
         Rehabilitation Services, Inc.)
         (formerly Communi-Care of America,
         Inc.) (SPECIFIED DEBT)
      CMS THERAPIES MANAGEMENT, INC.
         (formerly Premier Rehabilitation
         Management, Inc.) (formerly
         Communi-Care/Pro Rehab Management,
         Inc.) (formerly Alta Petens, Inc.)
         (SPECIFIED DEBT)
      CMS THERAPIES PROVIDER, INC.
         (formerly Premier Rehab, Inc.)
         (formerly Pro-Rehab, Inc.)
         (SPECIFIED DEBT)
      CMS THERAPY SERVICES, INC.
         (formerly Advanced Care Medicine,
         Inc.)
      CMS TOPEKA REHABILITATION, INC.
      CMS TRI-CITIES REHABILITATION
         HOSPITAL, INC.
      CMS TUSTIN REHABILITATION, INC.
      CMS WICHITA REHABILITATION, INC.
      CMS WORK-ABLE, INC.
      CMS WORK-ABLE OF PARAGOULD, INC.
      CMS WORKNET OF BATON ROUGE, INC.
      CMSI SYSTEMS OF TEXAS, INC.
      COLORADO OUTPATIENT CENTERS, INC.
         (formerly CMS Kokomo Rehabilitation,
         Inc.)
      COMPHEALTH, INC.
      COMPHEALTH MEDICAL STAFFING, INC.
      CONTINENTAL MEDICAL OF ARIZONA, INC.
      CONTINENTAL MEDICAL OF COLORADO, INC.
      CONTINENTAL MEDICAL OF KENTUCKY, INC.
      CONTINENTAL MEDICAL OF PALM BEACH,
         INC.
      CONTINENTAL MEDICAL SYSTEMS OF
         FLORIDA, INC.
      CONTINENTAL REHAB OF W.F., INC.
      CONTINENTAL REHABILITATION HOSPITAL OF
         ARIZONA, INC.
      ELIZABETHTOWN MANAGEMENT COMPANY, INC.
      FAIRLAND NURSING AND RETIREMENT HOME,
         INC.
      GREAT PLAINS REHABILITATION HOSPITAL,
         INC.
      HCA WESLEY REHABILITATION CLINIC OF
         LIBERAL, INC. (formerly CMS Chico
         Rehabilitation, Inc.)
      HCA WESLEY REHABILITATION HOSPITAL,
         INC. (SPECIFIED DEBT)
      HIALEAH CONVALESCENT CENTERS, INC.
      INDIANA OUTPATIENT CENTERS, INC.

      INNOVATIVE HEALTH ALLIANCES, INC.
         (formerly InterNet Health
         Alliance, Inc.)
         (formerly Memphis Rehabilitation
         Hospital, Inc.)
      K.C. REHABILITATION HOSPITAL, INC.
         (SPECIFIED DEBT)
      KANSAS OUTPATIENT CENTERS, INC.
      KENTFIELD HOSPITAL CORPORATION
      KOKOMO REHABILITATION HOSPITAL, INC.
      LOUISIANA OUTPATIENT CENTERS, INC.
      MANAGEMENT CARE THERAPY SERVICES, INC.
      MARYLAND REHABILITATION HOSPITAL, INC.
      MID-AMERICA OUTPATIENT CENTERS, INC.
         (formerly Pikeville Rehabilitation
         Hospital, Inc.)
      NEVADA REHABILITATION HOSPITAL, INC.
      NORTHEAST ARKANSAS REHABILITATION
         UNIT, INC.
      NORTHEAST OKLAHOMA REHABILITATION
         HOSPITAL, INC.
      NORTH LOUISIANA REHABILITATION CENTER,
         INC. (SPECIFIED DEBT)
      NORTHERN VIRGINIA REHABILITATION
         HOSPITAL, INC. (formerly Iliff
         Nursing Home, Inc.)
      ORANGE REHABILITATION HOSPITAL, INC.
      P.G. REHAB HOSPITAL, INC.
      PALM SPRINGS REHABILITATION HOSPITAL,
         INC.
      PARK MANOR NURSING HOME, INC.
      PHYSICAL THERAPY SOURCE, INC.
         (formerly Hartford Rehabilitation
         Hospital, Inc.)
      PINELLAS-RODRIGUEZ REHABILITATIVE
         ASSOCIATES LIMITED, INC.
      PREMIER ANCILLARY SERVICES, INC.
         (formerly RMS Clinics, Inc. and
         Continental Rehabilitation of
         Alexandria, Inc.)
      PRO THERAPY OF AMERICA, INC.
      PROFESSIONAL MANAGEMENT RESOURCES, INC.
      PROFESSIONAL THERAPY INTERNATIONAL,
         INC.
      PROFESSIONAL THERAPY STAFFING, INC.
      RCM MANAGEMENT COMPANY, INC.
      REHAB JOINT VENTURES, INC.
      REHAB RESOURCES, INC. (formerly Rehab
         America Management Services, Inc.)
      REHABILITATIVE ASSOCIATES, INC.
      REHABILITATION HOSPITAL OF COLORADO
         SPRINGS, INC.
      REHABILITATION HOSPITAL OF FORT WAYNE,
         INC.
      REHABILITATION HOSPITAL OF NEVADA - LAS
         VEGAS, INC. (formerly SR Sub, Inc.)
      REHABILITATION HOSPITAL OF PLANO, INC.

      REHABWORKS, INC.
      REHABWORKS OF CALIFORNIA, INC.
         (formerly, California Therapy, Inc.)
      ROMANO REHABILITATION HOSPITAL, INC.
      SD ACQUISITION CORPORATION
      SD PARTNERS, INC.
      SAN BERNARDINO REHABILITATION
         HOSPITAL, INC.
      SELECTREHAB, INC. (formerly CMS Unit
         Management, Inc.)
      SHERWOOD REHABILITATION HOSPITAL, INC.
      SIERRA PAIN AND OCCUPATIONAL
         REHABILITATION CENTER, INC.
         (formerly Coastal Empire
         Rehabilitation Hospital, Inc.)
      SOUTHEAST TEXAS REHABILITATION
         HOSPITAL, INC.
      TARRANT COUNTY REHABILITATION
         HOSPITAL, INC.
      TERRE HAUTE REHABILITATION HOSPITAL,
         INC.
      THE KELTON CORPORATION
      THE NURSING HOME AT CHEVY CHASE, INC.
      THE REHAB SOURCE, INC.
      TULSA REHABILITATION HOSPITAL, INC.
      TYLER REHABILITATION HOSPITAL, INC.
      WESTERN NEURO CARE, INC.
      WESTERN NEUROLOGIC RESIDENTIAL
         CENTERS, INC.
      WESTERN NEURO RESIDENTIAL, INC.
      WICHITA FALLS REHABILITATION HOSPITAL,
         INC.
      BEAUMONT REHAB ASSOCIATES LIMITED   PARTNERSHIP (SPECIFIED DEBT)
       By  Southeast Texas Rehabilitation
           Hospital, Inc., General Partner
      CENTRAL ARKANSAS REHABILITATION ASSOCIATES, L.P. (SPECIFIED DEBT)
       By  Sherwood Rehabilitation
           Hospital, Inc., General Partner
      CENTRAL LOUISIANA REHAB ASSOCIATES, L.P. (SPECIFIED DEBT)
       By  CMS Alexandria Rehabilitation,
           Inc., General Partner
      CMS REHAB OF W.F., L.P. (SPECIFIED DEBT)
       By  Continental Rehab of W.F.,
           Inc., General Partner
      CMS REHABILITATION CENTER OF SOUTH MIAMI (SPECIFIED DEBT)
       By  CMS South Miami Rehab, Inc.,
           General Partner
      COLLIN COUNTY REHAB ASSOCIATES LIMITED PARTNERSHIP (SPECIFIED DEBT)
       By  Rehabilitation Hospital of
           Plano, Inc., General Partner
      HELMWOOD ASSOCIATES LIMITED PARTNERSHIP (SPECIFIED DEBT)
       By  CMS Elizabethtown, Inc.,
           General Partner
      HOUSTON REHABILITATION ASSOCIATES (SPECIFIED DEBT)
       By  Romano Rehabilitation Hospital,
           Inc., General Partner
      KOKOMO REHABILITATION HOSPITAL, L.P.

       By  Kokomo Rehabilitation Hospital,
           Inc., General Partner
      LAKEVIEW REHABILITATION GROUP PARTNERS (SPECIFIED DEBT)
       By  Continental Medical Of Kentucky,
           Inc., General Partner
      MARYLAND REHAB ASSOCIATES, L.P.
       By  Maryland Rehabilitation
           Hospital, Inc., General Partner
      MEMPHIS REHAB ASSOCIATES, LIMITED
      PARTNERSHIP (SPECIFIED DEBT)
       By  CMS Tri-Cities Rehabilitation
           Hospital, Inc., General Partner
      NORTHEAST OKLAHOMA REHAB ASSOCIATES, L.P.
       By  Northeast Oklahoma Rehabilitation
           Hospital, Inc., General Partner
      NORTHERN RHODE ISLAND REHAB MANAGEMENT ASSOCIATES, L.P. (SPECIFIED DEBT)
       By  Braintree Rehabilitation
           Ventures, Inc., General Partner
      NORTHWEST ARKANSAS REHABILITATION ASSOCIATES (SPECIFIED DEBT)
       By  CMS Fayetteville
           Rehabilitation, Inc., General
           Partner
)     PHYSICAL THERAPY AND SPORTS MEDICINE   CENTER PARTNERSHIP (SPECIFIED DEBT
       By  Pro Therapy of America, Inc.,
           General Partner
      PRIDE/BRAINTREE JOINT VENTURE
       By  Braintree Rehabilitation
           Ventures, Inc., General Partner
      REHAB HOSPITAL OF FORT WAYNE GENERAL PARTNERSHIP (SPECIFIED DEBT)
       By  Rehabilitation Hospital of Fort
           Wayne, Inc.
      REHABILITATION HOSPITAL OF NEVADA -
      LAS VEGAS, L.P.
       By  Rehabilitation Hospital of Nevada-
           Las Vegas, Inc., General Partner
      RENO REHAB ASSOCIATES, LIMITED
      PARTNERSHIP
       By  Nevada Rehabilitation Hospital,
           Inc., General Partner
      SAN BERNARDINO REHABILITATION HOSPITAL (SPECIFIED DEBT)
       By  San Bernardino Rehabilitation
           Hospital, Inc., General Partner
      SAN DIEGO HEALTH ASSOCIATES LIMITED PARTNERSHIP
       By  SD Acquisition Corporation,
           General Partner
      SAN DIEGO REHAB LIMITED PARTNERSHIP (SPECIFIED DEBT)
       By  San Diego Rehabilitation
           Associates, General Partner
             By  CMS San Diego Rehab, Inc.,
                 General Partner
      SAN DIEGO REHABILITATION ASSOCIATES (SPECIFIED DEBT)
       By  CMS San Diego Rehab, Inc.,
           General Partner
      SAN JOAQUIN VALLEY REHABILITATION
      HOSPITAL, A DELAWARE LIMITED

      PARTNERSHIP (SPECIFIED DEBT)
       By  Orange Rehabilitation Hospital,
           Inc., General Partner
      SOUTHERN ARIZONA REGIONAL REHABILITATION HOSPITAL, L.P. (SPECIFIED DEBT)
       By  Continental Rehabilitation
           Hospital of Arizona, Inc.,
           General Partner
      SPORTSMED ASSOCIATES (SPECIFIED DEBT)
       By  CMS Sportsmed Clinic, Inc.,
           General Partner
      TERRE HAUTE REGIONAL REHABILITATION HOSPITAL, L.P. (SPECIFIED DEBT)
       By  Terre Haute Rehabilitation
           Hospital, Inc., General Partner
      TRI-CITIES REHABILITATION HOSPITAL, L.P. (SPECIFIED DEBT)
       By  CMS Tri-Cities Rehabilitation
           Hospital, Inc., General Partner
      TULSA REHAB HOSPITAL, L.P.
       By  Tulsa Rehabilitation Hospital,
           Inc., General Partner
      TYLER REHAB ASSOCIATES, L.P. (SPECIFIED DEBT)
       By  Tyler Rehabilitation Hospital,
           Inc., General Partner
      WEST GABLES REHABILITATION HOSPITAL,
      LTD. (formerly South Dade Nursing Home,
      Ltd.) (SPECIFIED DEBT)
       By  Continental Medical Systems of
           Florida, Inc., General Partner

      By: /s/ Dennis L. Lehman
         -----------------------------------
         Dennis L. Lehman, Vice President

      ACMED THERAPY TECHNOLOGIES CORP.
      CHS THERAPY TECHNOLOGIES CORP.
      CMS CAPITAL VENTURES, INC.
      CMS REHAB TECHNOLOGIES CORP.
      COA THERAPY TECHNOLOGIES CORP.
      REHAB CONCEPTS CORP.
      RWI THERAPY TECHNOLOGIES CORP.
      VTA THERAPY TECHNOLOGIES CORP. (formerly
         CMS Appleton Rehabilitation, Inc.)

      By: /s/ William L. Pegler
         ------------------------------------
            William L. Pegler, Vice President

      KANSAS REHABILITATION HOSPITAL, INC. (SPECIFIED DEBT)

      By: /s/ Anthony F. Misitano
         ------------------------------------
            Anthony F. Misitano, Vice President

      CMS SAN DIEGO SURGICAL, INC.

      By: /s/ David G. Nation
         ------------------------------------
         David G. Nation, Vice President

      CMS PHYSICIAN SERVICES, INC.
         (formerly CMS Washington
         Rehabilitation, Inc.)
         (formerly Ranier Regional
         Rehabilitation Hospital, Inc.)
      ENCOMPUS, INC.
      KRON CLINICAL SERVICES, L.P.
      (SPECIFIED DEBT)
        By  CMS Physician Services, Inc.,
            General Partner
      VTA MANAGEMENT SERVICES, INC.

      By: /s/ Dennis L. Lehman
         ------------------------------------
         Dennis L. Lehman, Treasurer

      LAFAYETTE REHABILITATION HOSPITAL, INC.
         (formerly New Bern Rehabilitation
         Hospital, Inc.)
      LAFAYETTE REHAB ASSOCIATES, LIMITED PARTNERSHIP
        By  Lafayette Rehabilitation Hospital,
            Inc., General Partner

      By: /s/ Edward T. Stinson
         -----------------------------------
         Edward T. Stinson, President

      MANCOR MEDICAL MANAGEMENT COMPANY, INC.
      MEDICAL MANAGEMENT ASSOCIATES, INC.

      By: /s/ H. Ted Levenson
         -----------------------------------
         H. Ted Levenson, President

      REHAB CONNECTION, INC.
      THERAPY SOURCE, INC.

      By: /s/ Deborah Myers Welsh
         -----------------------------------
         Deborah Myers Welsh, Vice President